UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2023
BRUNSWICK CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500		60045-3420
Mettawa	Illinois
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 735-4700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
Chicago Stock Exchange
6.500% Senior Notes due 2048	BC-A	New York Stock Exchange
6.625% Senior Notes due 2049	BC-B	New York Stock Exchange
6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In its Annual Report on Form 10-K for the year ended December 31, 2022, Brunswick Corporation reported its financial results through three reportable segments: Propulsion, Parts & Accessories and Boat.
Given the continued integration of the Navico business with our legacy Advanced Systems Group (“ASG”) operating segment, and the significant restructuring actions already completed in early 2023, starting in January of 2023, our Chief Executive Officer, who is our chief operating decision maker, began regularly reviewing discrete financial information for Navico and ASG together as a single business, which is now referred to as Navico Group. As a result, effective for the first quarter of 2023, the Company changed its management reporting and updated its reportable segments to Propulsion, Engine Parts & Accessories, Navico Group and Boat.

The changes in reportable segment presentation included the following:

•The previous Parts & Accessories reportable segment is now split into Engine Parts & Accessories and Navico Group segments.

•The Engine Parts & Accessories segment is now inclusive of engine parts and consumables such as oils and lubricants, electrical products, boat parts and systems and our distribution businesses.

•The Navico Group segment now represents the organizational integration between the legacy ASG business with two key acquisitions that were completed in late 2021 – Navico and RELiON.

Selected restated segment financial data reflecting the segment change for the twelve months ended December 31, 2021, the three months ended April 2, 2022, the three and six months ended July 2, 2022, the three and nine months ended October 1, 2022, and the three and twelve months ended December 31, 2022 is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description of Exhibit
99.1	Selected financial data for updated reportable segments as of January 1, 2023.
104	The cover page from this Current Report on Form 8-K, embedded within and formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Dated: April 10, 2023	By:	/s/ RANDALL S. ALTMAN
Randall S. Altman
Senior Vice President and Controller